UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2007

SCBT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

 (800) 277-2175
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of SCBT Financial Corporation (“SCBT”) amended Article 5 of SCBT’s bylaws (the “Amended and Restated Bylaws”), effective September 20, 2007, to allow for the issuance of shares without certificates.  SCBT will now be eligible to participate in a direct registration system operated by a securities depository, which allows investors to have securities registered in their names without the issuance of physical certificates and to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.  Within a reasonable time after the issue or transfer of shares without certificates, SCBT or its designated transfer agent will send the shareholder certain information regarding the issue or transfer of shares without certificates.  The Amended and Restated Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of SCBT Financial Corporation, as amended on September 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date:	September 21, 2007	/s/ Renee R. Brooks
Renee R. Brooks
Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated Bylaws of SCBT Financial Corporation, as amended on September 20, 2007

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